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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A
                                 Amendment No. 2


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): October 5, 2001





                          RELIABLE POWER SYSTEMS, INC.,
               Formerly known as Dencor Energy Cost Controls, Inc. (Exact name of registrant as specified in charter)







              COLORADO                    0-9255                84-0658020
    (State or other jurisdiction     (Commission File         (IRS Employer
 of incorporation or organization)        Number)           Identification No.)








                           399 Perry Street, Suite 300
                           CASTLE ROCK, COLORADO 80104
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (720) 733-8970



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                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934

Item 1. Changes in Control of Registrant.

On October 5, 2001 the Company's former Chairman, Thomas J. Wiens and his affiliated entities, transferred a total of 8,787,000 shares of common stock that he owned and controlled. A total of 2,000,000 shares were transferred to the Company's new Chairman, John R. Walter. A total of 2,000,000 shares were transferred to Joseph D. Livingston, the Company's Vice-Chairman and Chief Executive Officer. A total of 2,000,000 shares were transferred to David H. Hoffmann, a newly elected director of the Company. Mr. Wiens and his affiliated entities also surrendered 2,787,000 shares to the Company, which were cancelled and returned to authorized and unissued status. There was no cash consideration involved with any of the above stock transactions.

After the above stock transactions Mr. Walter controls 25.1% of the voting common stock of the Company. Mr. Livingston controls 25.1% of the voting common stock of the Company. Mr. Hoffman controls 26.8% of the voting common stock of the Company. Mr. Wiens through his affiliated entities controls 15.2%, or 1,213,000 shares of common stock of the Company.

Mr. Walter, Mr. Livingston and Mr. Hoffmann have taken steps to assist the Company in capital fundraising activities, as well as, exploring new business opportunities for the Company.

Item 2. Acquisition or Disposition of Assets.

Not Applicable

Item 3. Bankruptcy or Receivership.

Not Applicable

Item 4. Changes in Registrant's Certifying Accountant.

Not Applicable

Item 5. Other Events.

Not Applicable

Item 6. Resignation of Registrant's Directors.

Not Applicable

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

On October 26, 2001, the Company filed a Form 8-K/A, and included as an exhibit an interim draft of the Amended and Restated Letter Agreement dated October 5, 2001 by and among the Company, Thomas J. Wiens and affiliated companies, John R. Walter, Joseph D. Livingston and David H. Hoffmann, which contained provisions that were still under negotiation and were never agreed to by the parties. The exhibit that is attached to this filing as Exhibit 10.1, contains the final Amended and Restated Letter Agreement dated October 5, 2001 by and among the Company, Thomas J. Wiens and affiliated companies, John R. Walter, Joseph D. Livingston and David H. Hoffmann that was executed by the parties.

Item 8. Change in Fiscal Year.

Not Applicable

Item 9. Sales of Equity Securities Pursuant to Regulation S.

Not Applicable

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


December 3, 2001                              /s/ Jerry A. Mitchell
                                      ------------------------------------
                                                   (Signature)

                                                Jerry A. Mitchell
                                       Vice President of Finance and Chief
                                               Financial Officer


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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                   DESCRIPTION
-------                  -----------

 10.1                    Amended and Restated Letter Agreement